CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Matthew T. Hinkle, Chief Executive Officer of the Franklin Real Estate Securities Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 10/31/2022 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  12/22/2022

                                                S\MATTHEW T. HINKLE

                                                Matthew T. Hinkle
Chief Executive Officer - Finance and Administration

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher Kings, Chief Financial Officer of the Franklin Real Estate Securities Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 10/31/2022 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  12/22/2022

                                                S\CHRISTOPHER KINGS

                                                Christopher Kings
Chief Financial Officer, Chief Accounting Officer and Treasurer